UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2024

TG Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32639	36-3898269
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

3020 Carrington Mill Blvd, Suite 475
Morrisville, North Carolina 27560
(Address of Principal Executive Offices)

(212) 554-4484
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities filed pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	TGTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 of this Current Report, on June 14, 2024, the stockholders of TG Therapeutics, Inc., (the “Company”) voted at the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”) to approve an amendment to the Company’s 2022 Incentive Plan to remove the full-value awards limit.

A copy of the amendment to the Company’s 2022 Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.02. A copy of the amendment to the Company’s 2022 Incentive Plan was filed as Appendix B to the proxy statement on Schedule 14A for the 2024 Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2024.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described under Item 5.07 of this Current Report, on June 14, 2024, the stockholders of the Company voted at the 2024 Annual Meeting to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 175,000,000 to 190,000,000 (the “Amendment”).

On June 14, 2024, following the 2024 Annual Meeting, the Company filed a certificate of amendment (the “Certificate”) giving effect to the Amendment with the Secretary of State of the State of Delaware. A copy of the Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.03. A copy of the Amendment was filed as Appendix A to the proxy statement on Schedule 14A for the 2024 Annual Meeting filed with the SEC on April 29, 2024.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On Thursday, June 14, 2024, at 9:30 a.m. Eastern Time, by means of an online meeting platform, the Company held its 2024 Annual Meeting. Stockholders representing 111,075,029, or 71.87%, of the 154,542,945 outstanding shares were present in person or by proxy, constituting a quorum under applicable law. Proxies were solicited by the Company pursuant to Regulation 14A under the SEC. Each of the proposals below are described in detail in the Company’s definitive proxy statement on Schedule 14A for the 2024 Annual Meeting, filed with the SEC on April 29, 2024. At the 2024 Annual Meeting, all of the proposals were approved.

The results are as follows:

Proposal 1

The votes with respect to the election of the six directors to hold office until the 2025 annual meeting were as follows:

Director	Votes For	% Voted For	Votes Withheld	% Voted Withheld	Broker Non- Votes
Michael S. Weiss	57,264,472	75.23%	18,849,954	24.77%	34,960,603
Laurence N. Charney	57,758,626	75.88%	18,355,800	24.12%	34,960,603
Yann Echelard	35,052,596	46.05%	41,061,830	53.95%	34,960,603
Kenneth Hoberman	52,058,723	68.40%	24,055,703	31.60%	34,960,603
Daniel Hume	35,036,823	46.03%	41,077,603	53.97%	34,960,603
Sagar Lonial, MD	33,299,870	43.75%	42,814,556	56.25%	34,960,603

Proposal 2

The vote with respect to the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
110,028,319	657,578	389,132	--

Proposal 3

The advisory vote to approve the compensation of the Company’s named executive officers was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
42,346,581	31,019,084	2,748,761	34,960,603

Proposal 4

The vote to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 175,000,000 to 190,000,000 was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
73,780,225	36,348,764	946,040	--

Proposal 5

The vote to approve the amendment to the Company’s 2022 Incentive Plan to remove the full-value awards limit was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
66,744,142	8,625,685	744,599	34,960,603

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of TG Therapeutics, Inc.

10.1	Amendment to the TG Therapeutics, Inc. 2022 Incentive Plan.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG THERAPEUTICS, INC.
(Registrant)

Date: June 17, 2024	By:	/s/ Sean A. Power
	Name:	Sean A. Power
	Title:	Chief Financial Officer